UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

October 9, 2007

RAYONIER INC.

COMMISSION FILE NUMBER 1-6780

Incorporated in the State of North Carolina

I.R.S. Employer Identification Number 13-2607329

50 North Laura Street, Jacksonville, Florida 32202

(Principal Executive Office)

Telephone Number: (904) 357-9100

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 8.01. OTHER EVENTS

The Company is filing this Current Report on Form 8-K to add a footnote to (i) its audited financial statements for the fiscal year ended December 31, 2006, and (ii) its unaudited financial statements for the three and six months ended June 30, 2007, in accordance with Rule 3-10 of Regulation S-X “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered”.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following items are included as Exhibits to this report and are incorporated herein by reference:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated Financial Statements of Rayonier Inc. and subsidiaries for the fiscal year ended December 31, 2006, as supplemented on October 9, 2007 by the updating of Note 22, Subsequent Events, and the addition of Note 23, Issuance of Senior Exchangeable Notes and Supplemental Condensed Consolidating Financial Statements.

99.2	Condensed Consolidated Financial Statements of Rayonier Inc. and subsidiaries for the three and six months ended June 30, 2007, as supplemented on October 9, 2007 by the addition of Note 16, Issuance of Senior Exchangeable Notes and Supplemental Condensed Consolidating Financial Statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Senior Vice President and
Chief Financial Officer

October 9, 2007

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